UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 21, 2017

FleetCor Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-35004	72-1074903
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5445 Triangle Parkway, Suite 400, Norcross, Georgia		30092
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(770) 449-0479

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 21, 2017, FleetCor Technologies, Inc. held its 2017 Annual Meeting of Stockholders (the "Annual Meeting"). Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. A total of 78,804,369 shares were represented at the Annual Meeting. The following matters were submitted to a vote of the stockholders.

I. Elect three Class I Directors nominated by the Board of Directors:

NOMINEES

Michael Buckman
FOR: 74,020,316
WITHHELD: 83,797
Broker Non-votes: 4,700,256

Thomas M. Hagerty
FOR: 56,684,518
WITHHELD: 17,419,595
Broker Non-votes: 4,700,256

Steven T. Stull
FOR: 57,672,403
WITHHELD: 16,431,710
Broker Non-votes: 4,700,256

II. Ratify the selection of Ernst & Young LLP as FleetCor’s independent auditor for 2017:

FOR: 78,414,676
AGAINST: 342,381
ABSTAIN: 47,312

III. Advisory vote to approve named executive officer compensation:

FOR: 27,656,134
AGAINST: 46,317,907
ABSTAIN: 130,072
Broker Non-votes: 4,700,256

IV. Frequency of advisory vote on named executive officer compensation:

3 YEARS: 15,649,594
2 YEARS: 14,139
1 YEAR: 58,387,875
ABSTAIN: 52,505

V. Stockholder proposal regarding simple majority vote:

FOR: 51,564,133
AGAINST: 22,426,025
ABSTAIN: 113,955
Broker Non-votes: 4,700,256

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FleetCor Technologies, Inc.

June 22, 2017	By:	/s/ Brad Slutsky

Name: Brad Slutsky
Title: General Counsel